BILL OF SALE

IN CONSIDERATION OF THE SUM OF:

*FIFTY THOUSAND AND 00/100*******************************************DOLLARS

lawful currency of the United States of America, and other valuable consideration, receipt of which is hereby acknowledged, the SELLER:

LACKEY, L.L.C., AN ARIZONA LIMITED LIABILITY COMPANY

hereby grants, bargains, sells and transfers unto the BUYER:

SALESREPCENTRAL.COM, INC., A NEVADA CORPORATION

and his, her or their heirs, personal representatives, or assigns, to have and to hold forever, the following described personal property, goods or chattels:

That certain business known as, AVENUES OF TRAVEL, presently located at, 6522 N. 16TH STREET, PHOENIX, ARIZONA 85016, including all right, title and interest in the business tradename, tradestyle, goodwill, a covenant not to compete, and telephone numbers.

FURTHERMORE, Seller warrants that he, she or they are the lawful owner of said goods and hereby certifies, under oath, that he, she or they have good right to sell the same as aforesaid, and that the above described property is free and clear of all claims, liens and other encumbrances whatsoever, EXCEPT, as specified herein. Seller further agrees to warrant and defend same against the lawful claims and demands of all persons whomsoever.

DATED THIS 1ST day of MAY, 2000.

LACKEY, L.L.C., AN ARIZONA LIMITED LIABILITY
COMPANY

    /s/ John Lackey                           /s/ Vivian Lackey
-------------------------------------     --------------------------------------
JOHN LACKEY, MANAGER                          VIVIAN LACKEY, MANAGER


STATE OF ARIZONA                            )        ACKNOWLEDGMENT
COUNTY OF MARICOPA                          )

Acknowledged, under oath, before me on this 1ST day of MAY, 2000, by John Lackey and Vivian Lackey, Managers signing on behalf of the limited liability company.

                                             /s/ Helen Westbrook
                                             -----------------------------------
                                                    NOTARY PUBLIC
E# 20-6559

                           [seal]                  Official Seal
                                                  HELEN WESTBROOK
                                            Notary Public State of Arizona
                                                  MARICOPA COUNTY
                                           My Comm. Expires July 12, 2000